                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  June 28, 1995
                                                   -------------


                                 CALGENE, INC.
- --------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
- --------------------------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)


         0-14802                                          68-0115089
- -------------------------                     ----------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


1920 Fifth Street, Davis, California                              95616
- --------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


                                (916) 753-6313
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              Registrant's Telephone Number, Including Area Code


                                Not Applicable
- --------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)








                               Page 1 of 36 Pages
                        Exhibit Index Appears on Page 4
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ITEM 5.  OTHER EVENTS

     On June 28, 1995, Calgene, Inc. (the "Company") and Monsanto Company ("Monsanto") announced the execution of a Letter of Intent for a transaction pursuant to which Monsanto will contribute to the Company certain assets in exchange for shares of the Company's common stock representing a 49.9% equity interest in the Company. This transaction is more particularly described in a press release attached hereto as Exhibit 99.1.








                              Page 2 of 36 Pages
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 28, 1995                   CALGENE, INC.
                                       (Registrant)



                                       /s/ Michael J. Motroni
                                       -----------------------------
                                       By:  Michael J. Motroni
                                            Vice President of Finance








                              Page 3 of 36 Pages

                                 EXHIBIT INDEX
                                 -------------


Exhibit                                                      Sequentially
Number                         Description                   Numbered Page
- -------                        -----------                   -------------


99.1             Press Release issued by Calgene,
                 Inc. and Monsanto Company on
                 June 28, 1995                                     5

99.2             Letter of Intent dated June 27,
                 1995 by and between Calgene, Inc.
                 and Monsanto Company                              7








                              Page 4 of 36 Pages